SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2004


                              SPECTRASCIENCE, INC.
             (Exact name of registrant as specified in its charter)


               Minnesota                         000-13092                    41-1448837
    (State of other jurisdiction of      (Commission File Number)    (I.R.S. Employer Identification No.)
            incorporation)


               11568-11 Sorrento Valley Road, San Diego, CA 92121
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 792-9350

                901 Marquette Avenue, Suite 1400, Minneapolis, MN
          55402 (Former name, former address and former fiscal year, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

         On July 22, 2004 the United States Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court") entered an Order (the "Order") confirming the Plan of Reorganization (the "Plan") of SpectraScience, Inc., a Minnesota corporation (the "Company"), in Chapter 11 bankruptcy (BKY Case No. 02-42904). A copy of the Plan is filed as an exhibit to this Report.

SUMMARY OF THE PLAN

         The material features of the Plan are, in summary, as follows:


----------------------------- ----------------------- ------------------ -------------------------- ------------------
                                                                            ESTIMATED AMOUNT OF         ESTIMATED
CLASS                               TREATMENT         ENTITLED TO VOTE        ALLOWED CLAIMS            RECOVERY
----------------------------- ----------------------- ------------------ -------------------------- ------------------
Administrative Expense        Payment in Full                No              Approx. $200,000             100%
Claims
----------------------------- ----------------------- ------------------ -------------------------- ------------------
Class 1 - General Unsecured   Payment in Part                Yes                $66,181.00                 10%
----------------------------- ----------------------- ------------------ -------------------------- ------------------
Class 2 - Noteholders         Conversion to Equity           Yes                $565,000.00              Unknown
----------------------------- ----------------------- ------------------ -------------------------- ------------------
Class 3 - Priority Claims     Payment in Full                Yes                 $6,167.32                100%
----------------------------- ----------------------- ------------------ -------------------------- ------------------
Class 4 - Chester E.          Conversion to Equity           Yes                $331,270.50              Unknown
Sievert, Jr.
----------------------------- ----------------------- ------------------ -------------------------- ------------------
Class 5 - Equity Interests    Retention and Rights           Yes                  Unknown                Unknown
                              Offering
----------------------------- ----------------------- ------------------ -------------------------- ------------------


         The Rights Offering to Class 5 - Equity Interests is an offering of common stock to holders of the Company's common stock on the following terms. Each shareholder who surrendered one share of common stock and paid $.24 will receive in exchange three shares of common stock. The common stock to be issued is identical in every respect to the outstanding common stock, except for par value per share.

         The sponsor of the Plan, Spectra Acquisition LLC ("SA"), funded the Plan, in part, with a loan of $50,000 which will be converted to equity at $.01 per share. SA will receive two additional shares of common stock for each three shares issued in the Rights Offering (up to a maximum of 20 million additional shares). SA has distributed all of its share ownership to its members (resulting in direct ownership by James Hitchin and Tom Charbonneau).

         The Company has assumed all of its license agreements. All other executory contracts and unexpired leases have been rejected.

OVERVIEW OF PROPOSED OPERATIONS

         SpectraScience hopes to accomplish five things within the next 12 months under the leadership of its new Chief Executive Officer, James Hitchin. Mr. Hitchin has over 20 years of experience in the medical device industry.

         New management  intends to (1)  re-establish a manufacturing  facility,
(2) update relevant Food and Drug Administration ("FDA") filings, (3) amend its Pre-Market Application to the FDA for the approval of a second market application for Barrett's Esophagus, (4) bring current its Securities and Exchange Commission filings, and (5) establish a direct sales force in certain high demographic markets to begin a revenue stream.

         Management believes that its two-pronged approach (colon and esophagus) is the best way to more rapidly gain market acceptance with physicians who are specialists in the discipline of gastroenterology and among purchasing managers with whom they work. The Company currently has approval for certain applications in the diagnosis of colon cancer, and management believes a second approval for Barrett's Esophagus is attainable rapidly at the FDA.

         Management believes that when and if the Barrett's Esophagus application is approved by the FDA, the Company will need to deploy a direct sales force and have in place the manufacturing capabilities to meet demand. To leverage its sales efforts and resources, the Company may pursue a parallel effort to create strategic alliances with potential marketing partners.

OTHER CORPORATE CHANGES

         The Plan includes (i) amendment of the Company's articles of incorporation to increase its authorized capital and to change of the par value of its common stock from $.25 to $.01 per share and (ii) amendment of the Company's 2001 Stock Option Plan. The amended articles and the amended 2001 Stock Option Plan are filed as exhibits to this report on Form 8-K.

MANAGEMENT OF THE COMPANY

         Pursuant to the Plan, the board of directors of the Company has been named by SA. The directors named by SA are Messrs. Jim Hitchin, Chet Sievert, Mark McWilliams, and Rand P. Mulford. This board will remain in place for three years after the effective date of the Plan. Thereafter, the bylaws now in effect or as amended shall determine elections.

         The following information about the directors was supplied by them.

         Jim Hitchin, Chairman, President and CEO, jointed SpectraScience in March 2004 as part of the acquisition team. Previously he was the founder, CEO and Chairman of Infrasonics, Inc., a medical device company in the respiratory care field. In previous companies, he was COO of a public energy company and the VP, General Manager of a public oceanographic engineering firm. He graduated from San Diego State University with a degree in Physics.

         Mark McWilliams, Director, currently serves as Director of Cell Imaging and Analysis at Beckman Coulter after the recent sale of Q3DM to Beckman in December 2003. He earned his MSME from the Massachusetts Institute of Technology, his BSME from Northeastern University and holds eight utility patents.

         Chester E. Sievert, Jr., Director, joined SpectraScience as a consultant in June 1996, and held various executive positions including Chairman of the Board, President and Chief Executive Officer. He is currently President of Advanced Photodynamic Technologies. Mr. Sievert has a Bachelor of Science Degree in Comparative Physiology from the University of Minnesota.

         Rand P. Mulford, Director, currently serves as E.V.P. for Strategy with Chatham Capital and Forest Health Services. For the previous two years, he was part of the senior management team of a small investment banking firm that specializes in funding early stage companies and technology-based spinouts using private placements. He has worked directly with four portfolio companies. He obtained a bachelors degree in engineering with honors from Princeton University in 1965 and earned an M.B.A. with high distinction at Harvard Business School.

         The directors will receive compensation (cash, and/or stock and/or warrants) as determined by the board for their service as directors.

         The officers of the Company are as follows:

                  Chief Executive Officer/President,          Jim Hitchin
                     Chief Financial Officer, and Secretary

         The officers shall receive the following annual cash compensation for their services until such time as the board of directors determines otherwise:

                  Chief Executive Officer/President and       $48,000
                     Chief Financial Officer

          The securities of the Company outstanding as of August 3, 2004 (including as outstanding all securities to be issued under the Plan and all securities to be issued pursuant to letters of subscription) consist of 37,384,075 shares of common stock. No additional shares are reserved for future issuance under the Plan; however, the Company has reserved 15% of the number of shares of common stock outstanding for issuance under its Amended 2001 Stock Option Plan (a copy of which is filed as an exhibit to this Report on Form 8-K).

ASSETS AND LIABILITIES

         The assets and liabilities of the Company as of May 12, 2004 (the date of the Disclosure Statement soliciting votes with respect to the Plan) are as follows:


------------------------------------------------------------------ -------------------- ---------------------
DESCRIPTION OF PROPERTY                                               VALUE OF PROPERTY    LIQUIDATION VALUE
------------------------------------------------------------------ -------------------- ---------------------
Cash                                                                             $55.88                $0.00
------------------------------------------------------------------ -------------------- ---------------------
Marshall & Ilsey Checking Account                                               $564.89                $0.00
------------------------------------------------------------------ -------------------- ---------------------
Merrill Lynch Operating Checking Account                                    $239,408.76                $0.00
------------------------------------------------------------------ -------------------- ---------------------
Merrill Lynch Payroll Checking Account                                           $82.02                $0.00
------------------------------------------------------------------ -------------------- ---------------------
ESI Communications - Telephone System Lease Deposit                             $302.15                $0.00
------------------------------------------------------------------ -------------------- ---------------------
McLeod USA - Telephone System Lease Deposit                                     $439.86                $0.00
------------------------------------------------------------------ -------------------- ---------------------
Toshiba - Laptop Lease Deposit                                                  $193.54                $0.00
------------------------------------------------------------------ -------------------- ---------------------
Urologix - Office Lease Deposit                                              $20,000.00                $0.00
------------------------------------------------------------------ -------------------- ---------------------
Refund from Minnesota Dept. of Economic Development                           $1,700.88            $1,700.88
------------------------------------------------------------------ -------------------- ---------------------
Refund from United Kingdom Customs Office                                     $4,648.32            $4,648.32
------------------------------------------------------------------ -------------------- ---------------------
Various Patents                                                           $5,000,000.00          $100,000.00
------------------------------------------------------------------ -------------------- ---------------------
Office Equipment and Furnishings                                             $10,000.00            $2,500.00
------------------------------------------------------------------ -------------------- ---------------------
Business Machinery and Equipment                                             $10,000.00            $2,500.00
------------------------------------------------------------------ -------------------- ---------------------
                                                            TOTAL         $5,287,396.30          $111,349.20
------------------------------------------------------------------ -------------------- ---------------------


         The Company's scheduled liabilities as of May 12, 2004 are approximately $970,000.00, not including post-petition claims. These liabilities are composed of unsecured priority claims and unsecured non-priority claims. The unsecured priority claims total $366,032.20 and are composed entirely of claims filed by employees for alleged contractual employment obligations. The unsecured non-priority claims total $601,983.55, a majority of which is composed by claims of convertible note holders and claims for the delivery of goods and services.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

          The  Company  has  issued  (or  will  issue)   common  stock  without
registration under the Securities Act in connection with the Plan and otherwise, as described in the following table. No agents or underwriters participated and no commission or other compensation was paid for placement of the securities.


         --------------------------- ----------------------------- ------------------------------
                                          PRIVATE PLACEMENT               CHAPTER 11 PLAN
         --------------------------- ----------------------------- ------------------------------
         No. of Shares                        4,211,666                   29,710,745 (2)
         --------------------------- ----------------------------- ------------------------------
         Type of Purchasers            Accredited Investors (1)       Participants in Rights
                                                                     Offering, Claimants, Plan
                                                                            Sponsor (2)
         --------------------------- ----------------------------- ------------------------------
         Price/Share                             $.12                   See Note (2), below
         --------------------------- ----------------------------- ------------------------------
         Aggregate Cash Proceeds               505,404                         None
         --------------------------- ----------------------------- ------------------------------


         --------------------------- ----------------------------- ------------------------------
                                          PRIVATE PLACEMENT               CHAPTER 11 PLAN
         --------------------------- ----------------------------- ------------------------------
         Exemption from Registration  Sections 4(2) and 4(6) of   ss.1145 of the Bankruptcy Act
                                        the Securities Act and
                                             Regulation D
         --------------------------- ----------------------------- ------------------------------

         (1)   As defined in Regulation D under the Securities Act.

         (2) In the Rights Offering a holder of common stock was required to exchange one share and $.24 for three shares. The trading price of the common stock during the Rights Offering ranged from approximately $.12 to $.45. 11,076,447 shares were issued in the Rights Offering. Creditors consisted of the former CEO (600,000 shares) and Noteholders (5,650,000 shares). The price paid by them was extinguishment of all claims. SA, the Plan Sponsor, received 12,384,298 shares, consisting of 5,000,000 at $.01 per share and the balance in connection with the level of success of the Rights Offering.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Ernst & Young LLP ("E&Y") resigned as independent auditor of the Company effective July 30, 2004. E&Y audited the Company's financial statements for the fiscal year ended December 31, 2001. The Company has not obtained an audit for 2002 or 2003.

         E&Y's report on the financial statements for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2001, and the subsequent interim periods ending with the bankruptcy filing (i) there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement in connection with their reports and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (SEC).

         The appointment of J.H. Cohn ("JHC") as independent accountant and auditor became effective August 2, 2004. JHC will audit the Company's financial statements for the fiscal years ended December 31, 2002 and 2003, and for the fiscal year ending December 31, 2004. The Company did not consult with JHC on any matters related to accounting principles or practice, financial statement disclosures or audit procedures during the two most recent fiscal years and the subsequent interim periods prior to selecting and appointing JHC as its auditor.

         The Company furnished E&Y with a copy of this Report on Form 8-K prior to filing with the SEC and requested that E&Y furnish it with a letter addressed to the SEC stating whether it agrees with the statements in this Report. A copy of E&Y's letter to the SEC is filed as an exhibit to this Report.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

         In connection with the Plan and issuance of securities under the Plan the following persons have obtained control of the Company:

         NAME                     BASIS OF CONTROL
         ---------------          ----------------------------------------------

         James Hitchin            Beneficial ownership of common stock
                                  (approximately 25%); Chief Executive Officer;
                                  Chairman of Board of Directors

         Tom Charbonneau          Beneficial ownership of common stock
                                  (approximately 7%)

         Chet Sievert             Director

         Rand P. Mulford          Director

         Mark McWilliams          Director

         Each of the directors has been appointed to a 3-year term, pursuant to the Plan.

         SA utilized capital contributed by its members for the acquisition of the Company's common stock. It is the intent of SA to distribute the shares to its members.

         There currently are no arrangements among the persons named above which are intended to preserve control or which could result in a further change of control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         All directors and officers of the Company resigned in connection with its filing for bankruptcy protection in September 2002. The new board (named in Item 5.01, above) was appointed pursuant to the Plan. The new board has appointed the following principal officers:

         NAME                     TITLE
         ---------------          -------------------------------------------
         James Hitchin            Chief Executive Officer/President, Chief
                                  Financial Officer/ Treasurer, and Secretary

         There are no family relationships among the officers and directors of the Company. There are no transactions with the Company in which any director or officer has a "material interest" (as defined in Regulation SB Item 404) except that Chet Sievert, a director, was a creditor of the Company whose claim was converted to equity pursuant to the Plan. There are no employment agreements between the Company and its officers. See Item 1.03 for biographical information concerning Mr. Hitchin.

         The Board has also appointed the following committees:

         COMMITTEE                MEMBERS (* CHAIR)
         ---------                -----------------
         Audit                    Mark McWilliams
                                  Rand P. Mulford*

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         As a part of the Plan, the Company has amended and restated its Articles of Incorporation effective August 2, 2004 to:

         o   change par value per share from $.25 to $.01

         o increase authorized capital stock to 100,000,000 shares common stock and 25,000,000 undesignated shares

         o   eliminate Series A Preferred Stock

         The Amended and Restated Articles and the Amended Bylaws are filed as exhibits to this Report.

         In addition, as a part of the Plan, the Company has amended its Bylaws to provide that until the first meeting of shareholders after December 31, 2006 (the "2007 Meeting"), the Board shall consist of not less than four persons and that persons appointed or elected in connection with or after the Order confirming the Plan shall serve a term ending with the 2007 Meeting.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed as a part of this Report.

         Exhibit No.
         -----------

         2.0 Plan of Reorganization in Chapter 11 Bankruptcy and Order of Confirmation

         3.1            Amended and Restated Articles of Incorporation

         3.2            Amended Bylaws

         10.27          Amended 2001 Stock Option Plan

         16.1           Letter of Former Auditor

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 6, 2004                     SPECTRASCIENCE, INC.



                                           By       /s/ James Hitchin
                                             -----------------------------------